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         SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549

                      Form 8-K

                   CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF
         THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2000



              Northfield Bancorp, Inc.
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(Exact name of registrant as specified in its charter)


   Maryland                      0-8032           52-2098394
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(State or other jurisdiction   (Commission    (I.R.S. Employer
of incorporation)              File Number)  Identification No.)

8005 Harford Road, Baltimore, Maryland                21234
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:(410)665-7900


                   Not Applicable
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(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.
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     On May 16, 2000, Northfield Bancorp, Inc. (the
"Registrant") entered into an Agreement of Merger (the "Merger Agreement") with Patapsco Bancorp, Inc. ("Patapsco") pursuant to which Northfield Bancorp, Inc. ("Northfield") will be acquired by Patapsco Bancorp, Inc. In the transaction, each share of Northfield common stock issued and outstanding at the effective time of the merger will be converted into the right to receive $12.50 in cash and 0.24 shares of a newly created class of Patapsco's Preferred Stock. The Preferred Stock will be convertible into Patapsco's common stock on a one-for-one basis, will be redeemable after five years and will pay, until converted or redeemed, a noncumulative 7.5% dividend on its liquidation value of $25.00. The acquisition is conditioned upon, among other things, approval by the shareholders of Northfield and the receipt of certain regulatory and governmental approvals. For more information, reference is made to the Merger Agreement attached as Exhibit 2.1 hereof and incorporated herein by reference.

     For more information, a copy of a Press Release, dated May
17, 2000, issued by Patapsco and Northfield relating to the Merger is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K.

     Exhibit No.         Description
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           2.1      Agreement of Merger dated as of May 16,
                    2000 by and among Patapsco Bancorp, Inc.,
                    The Patapsco Bank, PN Financial, Inc.,
                    Northfield Bancorp, Inc. and Northfield
                    Federal Savings Bank (The following
                    exhibits to the Agreement of Merger are
                    omitted. The Registrant agrees to
                    supplementally furnish a copy of any
                    omitted exhibits to the Commission upon
                    request.)

            Schedule I
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          2.1    Subsidiaries and Jurisdiction
          2.4    Material Liabilities
          2.5    Changes
          2.7    Broker's and Finder's Fees
          2.8    Litigation and Other Proceedings
          2.11   Authority
          2.12   Labor Relations and Employment Arrangements
          2.13   Employee Benefits
          2.15   Property and Assets and Leases
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          2.16   Agreements and Instruments
          2.21   Real Estate Loans and Investments
          (Omitted schedules for Exhibit 2.1 to the Form 8-K continued)
          2.22   Derivatives Contracts
          2.23   Insurance Policies
          4.2(c) Conduct of Business of the Company and the
                 Company Subsidiaries
          4.13 Contributions to Employee Plans and Benefit Arrangements Following Closing through the Effective Date

            Schedule II
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          3.12 Tax Matters

          Exhibit A   Articles Supplementary

          Exhibit B   Voting Agreement between the Patapsco and
                      the directors and executive officers of
                      the Registrant

          99.1        Press Release Dated May 16, 2000
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                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              NORTHFIELD BANCORP, INC.


Date:  May 19, 2000          By: /s/ G. Ronald Jobson
                                   ----------------------------
                                   G. Ronald Jobson
                                   President